[PRICEWATERHOUSECOOPERS LETTERHEAD]

                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File Nos. 33-15293, 33-33107, 33-44304, 33-44281, and
333-61927) of Reuter Manufacturing, Inc. of our report dated December 13, 2000, which appears in this Form 10-KSB.

/s/ PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
January 3, 2001